                                                                    Exhibit 10.4

                 THIRD AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT
                 ---------------------------------------------

     THIS THIRD AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT, dated as of January 29, 2002 (this "Amendment"), is among Pioneer-Standard Electronics, Inc., an Ohio corporation (the "Borrower"), the Foreign Subsidiary Borrowers party hereto (if any), the Lenders party hereto and Bank One, Michigan, a Michigan banking corporation having its principal office in Detroit, Michigan, as LC Issuer and as Agent.

                                 R E C I T A L

     The Borrower, the Foreign Subsidiary Borrowers and Lenders party thereto, the LC Issuer and the Agent are parties to a Five-Year Credit Agreement dated as of September 15, 2000, as amended by a First Amendment to Five-Year Credit Agreement dated as of November 14, 2000 and a Second Amendment to Five-Year Credit Agreement dated as of March 23, 2001 (the "Five-Year Credit Agreement"). The Borrower desires to amend the Five-Year Credit Agreement and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.

                                   T E R M S

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS
                                   ----------

     The Five-Year Credit Agreement shall be amended as of December 31, 2001 as follows:

     1.1 The following definitions are added to Article I in appropriate alphabetical order:

          "LEVERAGE RATIO" means the ratio, determined as of the end of each of the Borrower's fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated Debt as of the end of such fiscal quarter to
     (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters.

          "THIRD AMENDMENT" means the Third Amendment to this Agreement dated January 29, 2002 among the Borrowers, the Lenders, the LC Issuer and the Agent.

     1.2 The definition of Borrowing Base in Article I is amended by deleting reference therein to "$175,000,000" and substituting "$150,000,000" in place thereof and adding the following to the end of clause (b)(ii): "and the aggregate outstanding amount financed under all Permitted Securitization Transactions (with all outstanding accounts receivable subject to such Permitted Securitization Transactions considered as accounts receivable of the Borrower and its Subsidiaries in the definition of Eligible Accounts Receivable)".

     1.3 The definition of Facility Termination Date in Article I is restated as follows:



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     "Facility Termination Date" means September 15, 2004 or any later date as may be specified as the Facility Termination Date in accordance with Section
2.21 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     1.4  Section 2.6(ii) is restated as follows:

     (ii) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $5,000,000, upon at least five Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure. All accrued facility fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder. Notwithstanding anything herein to the contrary, as of January 29, 2002 the Aggregate Commitment shall be reduced to $150,000,000, such reduction to be pro rata among the Lenders.

   1.5  Section 6.12(v) is restated as follows:


 (v) Any sale or other transfer of an interest in accounts or notes receivable on a limited recourse basis, provided that such limited recourse is of the type customary in asset securitizations and is acceptable to the Agent, provided that (a) such sale or other transfer is required in connection with a financing pursuant to an asset securitization transaction or similar transaction as determined by the Agent, (b) the aggregate amount of all such financings does not exceed $200,000,000 at any one time outstanding, and (c) no Default or Unmatured Default exists at the time such transaction is consummated or would be caused by such transaction (any such sale or other transfer, a "Permitted Securitization Transaction").

   1.6  Section 6.13(ii)(b) is restated as follows:

        (b) Investments in a Securitization Entity in connection with Permitted Securitization Transactions to the extent required to consummate such Permitted Securitization Transactions and customary in such securitization transactions.

   1.7  Section 6.13(iv)(h) is restated as follows:

        (h) after giving effect to such Investment or Acquisition on a pro forma basis acceptable to the Agent, the Borrower shall have unused availability under
Section 2.1 of this Agreement of at least $25,000,000 in the aggregate and the Leverage Ratio shall be at least 0.15 below the level required under Section
6.17.2 prior to giving effect to the Third Amendment or any other amendment or modification of Section 6.17.2 thereafter which would make such covenant less restrictive on the Borrower.





2
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     1.8  Sections 6.17.1 and 6.17.2 are restated to read in full as stated
below, provided, however, if the Borrower shall not have delivered to the Agent an executed copy of an amendment to the Agreement for Inventory Purchases in form and substance satisfactory to the Agent on or before February 15, 2002, which amendment shall make all covenants in the Agreement for Inventory Purchases no more restrictive than the covenants in the Five-Year Credit Agreement after giving effect to this Amendment, then the amendments of Sections
6.17.1 and 6.17.2 hereunder shall be void and Sections 6.17.1 and 6.17.2 shall automatically be restated on February 16, 2002 to read in full as they did without giving effect this Amendment:

          6.17.1. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBITDA minus Consolidated Capital Expenditures plus Consolidated Rentals, to (ii) Consolidated Interest Expense, plus Consolidated Rentals, plus current maturities of principal Indebtedness, plus expense for taxes paid or accrued, plus any dividends or other distributions on the Capital Stock of the Borrower and all redemptions, repurchases and other acquisitions or retirements any of Capital Stock of the Borrower, plus all interest expense related to the Convertible Debentures, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than (a) 1.15 to 1.0 as of the end of any fiscal quarter ending on or after the date hereof and on or before June 30, 2002, (b) 1.20 to 1.0 as of the end of the fiscal quarter ending September 30, 2002, (c) 1.20 to 1.0 as of the end of the fiscal quarter ending December 31, 2002, (d) 1.30 to 1.0 as of the end of the fiscal quarter ending March 31, 2003, or (e) 1.35 to 1.0 as of the end of any fiscal quarter thereafter.

          6.17.2 LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio to be greater than (i) 3.25 to 1.0 as of the end of any fiscal quarter ending on or after the date hereof and on or before December 31, 2001, (ii) 3.35 to 1.0 as of the end of any fiscal quarter ending on or after March 31, 2002 and on or before June 30, 2002, (iii) 3.25 to 1.0 as of the end of the fiscal quarter ending September 30, 2002, (iv) 3.00 to
     1.0 as of the end of any fiscal quarter ending on or after December 31, 2002 and on or before March 31, 2003 or (v) 2.75 to 1.0 as of the end of any fiscal quarter thereafter.

     1.9 The Pricing Schedule attached to the Five-Year Credit Agreement is replaced with the Pricing Schedule attached hereto.

                                   ARTICLE 2.
                                REPRESENTATIONS
                                ---------------

     The Borrower represents and warrants to the Agent, the LC Issuer and the Lenders that:

     2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by the Borrower and are not in contravention of any Requirement of Law. This Amendment is the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with the terms thereof.

     2.2 After giving effect to the amendments herein contained, the representations and warranties contained in the Five-Year Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been



3
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true and correct on and as of such earlier date, and no Default or Unmatured
Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT
                              --------------------

     This Amendment shall be effective as of the date hereof when this Amendment shall be executed by the Borrower, the Required Lenders, the LC Agent and the Agent.

                                   ARTICLE 4.
                                 MISCELLANEOUS
                                 -------------

     4.1 The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders signing this Amendment on or before 2:00 p.m., Detroit time, a non-refundable fee equal to twenty basis points on each such Lender's Commitment, such fee to be paid on or within two Business Days of the date hereof.

     4.2 References in the Five-Year Credit Agreement or in any other Loan Document to the Five-Year Credit Agreement shall be deemed to be references to the Five-Year Credit Agreement as amended hereby and as further amended from time to time.

     4.3 Except as expressly amended hereby, the Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Five-Year Credit Agreement.

     4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.
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IN WITNESS WHEREOF, the parties signing this Amendment have caused this
Amendment to be executed and delivered as of the day and year first above written.

                                        PIONEER-STANDARD ELECTRONICS, INC.


                                        By: /s/ Jean M. Miklosko
                                           -------------------------------
                                                Jean M. Miklosko

                                        Title: Vice President & Treasurer
                                              ----------------------------

                                        BANK ONE, MICHIGAN,
                                        as Administrative Agent and as a Lender

                                        By: /s/ Glenn A. Currin
                                           -------------------------------
                                                Glenn A. Currin

                                        Title: Director
                                              ----------------------------

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as Syndication Agent and as a Lender

                                        By: /s/ Jeff Kalinowski
                                           -------------------------------
                                                Jeff Kalinowski

                                        Title: Vice President
                                              ----------------------------

                                        ABN AMRO BANK N.V.,
                                        as Documentation Agent and as a Lender

                                        By:
                                           -------------------------------

                                        Title:
                                              ----------------------------

                                        FIRSTSTAR BANK,
                                        as Managing Agent and as a Lender

                                        By: /s/ W. Gregory Schmidt
                                           -------------------------------
                                                W. Gregory Schmidt

                                        Title: Vice President
                                              ----------------------------


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Shinichiro Munechika
                                        ----------------------------------
                                                Shinichiro Munechika

                                        Title: Deputy General Manager
                                               ---------------------------

                                        THE CHASE MANHATTAN BANK,
                                        as a Co-Agent and as a Lender


                                        By:
                                           -------------------------------


                                        Title:
                                              ----------------------------

                                        COMERICA BANK,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Jeffrey J. Judge
                                           -------------------------------
                                                Jeffrey J. Judge

                                        Title: Vice President
                                              ----------------------------

                                        HARRIS TRUST AND SAVINGS BANK,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Sarah U. Johnston
                                           -------------------------------
                                                Sarah U. Johnston

                                        Title: Vice President
                                              ----------------------------


                                        MELLON BANK, N.A.,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Mark Johnston
                                           -------------------------------
                                                Mark Johnston

                                        Title: Vice President
                                              ----------------------------

                                        NATIONAL CITY BANK,
                                        as a Co-Agent and as a Lender

                                        By: /s/ Patrick M. Pastore
                                           -------------------------------
                                                Patrick M. Pastore

                                        Title: Vice President
                                              ----------------------------

                                        FIFTH THIRD BANK, NORTHEASTERN OHIO

                                        By: /s/ R.C. Lanctot
                                           -------------------------------
                                                R.C. Lanctot

                                        Title: Vice President
                                              ----------------------------
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                                         JP MORGAN CHASE BANK,
                                         as a Co-Agent and as a Lender

                                         By: /s/ Henry W. Centa
                                             -------------------------
                                                 Henry W. Centa

                                         Title: Vice President
                                                ----------------------

                                         FIRSTMERIT BANK, N.A.

                                         By: /s/ Edward Yannayon
                                             -------------------------
                                             Edward Yannayon

                                         Title: Sr. Vice President
                                                ----------------------

                                         THE FUJI BANK, LIMITED

                                         By:
                                             -------------------------


                                         Title: Senior Vice President
                                                ----------------------

                                         BW CAPITAL MARKETS, INC.

                                         By: /s/ Philip G. Waldrop
                                             -------------------------
                                                 Philip G. Waldrop

                                         Title: Vice President
                                                ----------------------

                                         By: /s/ Thomas A. Lowe
                                             -------------------------
                                                 Thomas A. Lowe

                                         Title: Vice President
                                                ----------------------